February 27, 2019
St. Louis, Missouri

AEGION CORPORATION REPORTS 2018 FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS

Delivered significant earnings improvement in FY'18; Positioning Aegion for growth through technological differentiation

- 4Q'18 loss per diluted share was $0.08 compared to a loss per diluted share of $0.39 in 4Q'17. 4Q'18 adjusted (non-GAAP)[1] earnings per diluted share were $0.27, up 35 percent from 4Q'17 earnings per diluted share of $0.20.
- FY'18 earnings per diluted share were $0.09 compared to a loss per diluted share of $2.09 in FY'17. FY'18 adjusted (non-GAAP)[1] earnings per diluted share were $1.19, up 17 percent from FY'17 earnings per diluted share of $1.02.
- Revenues for FY'18 were $1.3 billion, declining $25 million, or 2 percent, from FY'17. Excluding exited or to be exited operations, revenues on a same-store basis increased nearly 7 percent.
- Contract backlog as of December 31, 2018 was $669 million, declining 3 percent from the prior year. Excluding exited or to be exited operations where order intake was impacted during the year, backlog increased 5 percent.

[1]Adjusted (non-GAAP) results exclude certain charges related to the Company's restructuring activities, goodwill and definite-lived intangible asset impairment, acquisition and divestiture-related expenses, a change in accounting estimates, credit facility amendment fees and impacts from the Tax Cuts and Jobs Act. Reconciliation of adjusted results begins on page 8.

2018 HIGHLIGHTS

- Infrastructure Solutions delivered revenues of $604 million, a decline of just 1 percent from record results achieved in FY'17. Adjusted operating margins were down slightly, as productivity challenges within North America CIPP were largely offset by sharp growth in demand for pressure pipe products and improvements from the restructured Fyfe North America and international CIPP businesses.
- Corrosion Protection increased adjusted gross margins by 80 basis points, driven by strong performance on several large Middle East coating projects and operational improvements within the cathodic protection business.
- Energy Services grew revenues by 16 percent and adjusted operating income by 31 percent, following the successful completion of labor transitions at multiple refineries.
- Restructuring and cost containment efforts drove a $9 million, or 4 percent, decline in operating expenses, resulting in adjusted operating margins of nearly 5 percent, on par with FY'17 despite lower revenues.

"Aegion delivered 17 percent growth in adjusted EPS in FY'18, driven by solid contributions from the Infrastructure Solutions segment, continued growth in Energy Services and strong execution on the large Middle East coating projects within Corrosion Protection.

For 2019, we are targeting a modest improvement in adjusted EPS. We expect top line and profitability improvements in Infrastructure Solutions, Energy Services and the cathodic protection business within Corrosion Protection. We don't currently have visibility into a large project to replace the contribution from the Middle East coating projects in FY'18, which is expected to result in an overall decline in consolidated revenues of 2 to 4 percent. However, when excluding exited or to be exited businesses, 2019 consolidated revenues are expected to grow by 2 to 4 percent over FY'18.

As we wind down our restructuring efforts and simplify Aegion, I am excited about leveraging the scale and market position of our key businesses and delivering more value to stakeholders through our renewed focus on technological differentiation."

Charles R. Gordon, President and Chief Executive Officer



Revenues
$1,359.0
$1,333.6
(1.9)%
2017
2018
Gross Profit
$284.8
$266.9
(6.3)%
$285.0
$271.6
(4.7)%
2017
2018
2017
2018
Operating Income (Loss)
$(43.5)
$29.6
$69.8
$65.0
(7.0)%
2017
2018
2017
2018
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP)1 results
Gross Margin
21.0%
20.0%
21.0%
20.4%
2017
2018
2017
2018
Operating Margin
(3.2)%
2.2%
5.1%
4.9%
2017
2018
2017
2018

INFRASTRUCTURE SOLUTIONS DELIVERED NEAR RECORD REVENUES IN FY'18


Revenues
$612.2
$604.1
(1.3)%
2017
2018
Gross Profit
$140.8
$132.4
(6.0)%
$141.0
$133.7
(5.2)%
2017
2018
2017
2018
Operating Income (Loss)
$23.7
$(62.2)
$42.9
$41.4
(3.6)%
2017
2018
2017
2018
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results
Gross Margin
23.0%
21.9%
23.0%
22.1%
2017
2018
2017
2018
Operating Margin
3.9%
(10.2)%
7.0%
6.8%
2017
2018
2017
2018

2018 Highlights

- Revenues of $604 million declined slightly from FY'17 record levels, primarily due to the exit of the Fyfe North America structural construction business as well as lower productivity and unfavorable mix within North America CIPP. Partly offsetting this decline, Fusible PVC® pipe sales grew significantly over FY'17 levels to a record high, driven by improved demand for our pressure pipe offerings.

- Adjusted gross profit declined $7.3 million, driven by reduced profitability within North America CIPP, including nearly $3 million in project write-downs in the Midwest. Additionally, FY'17 results benefited from a one-time $3.9 million royalty income settlement. These factors resulted in declines in both adjusted gross margin and adjusted operating margin compared to the prior year.

Infrastructure Solutions delivered solid adjusted operating income contributions in FY'18, though weather and significant labor market tightness hurt our ability to bring on new crews efficiently and resulted in productivity challenges in certain markets. We have taken steps to address these issues and are encouraged by the improved trends we are seeing already in FY'19.

With the increasing competitive landscape within our core North America CIPP business, technological differentiation remains our biggest growth lever. We are excited about the progress of emerging installation technologies in both the wastewater and pressure pipe markets and will focus heavily on driving final development, market acceptance and early commercialization of these products in 2019.

2019 Outlook

Revenues for Infrastructure Solutions are expected to grow 1 to 3 percent in 2019. Excluding the impact of exited or to be exited operations, revenues are projected to grow 6 to 8 percent, driven by expected improvements in crew productivity and project mix within North America CIPP. Adjusted gross margins are projected to improve 100 to 200 basis points.

- Contract backlog at December 31, 2018, excluding the impact of exited or to be exited businesses, grew 5 percent to $313 million. North America CIPP backlog increased 5 percent to near record levels of $260 million.

- Management completed the sale of the Denmark CIPP business in November 2018 and expects to complete the sale and closure of CIPP operations in Australia and England, respectively, during 1H'19 with projected operating results expected to be immaterial to FY'19.


Infrastructure Solutions
Contract Backlog
(1.7)%
$328.9
$323.3
$299.3
$313.3
4.7%
12/31/17
12/31/18
– Exited or to be exited businesses
– Remaining

in USD millions, except percentage

CORROSION PROTECTION GREW ADJUSTED GROSS MARGINS ON IMPROVED PROJECT PERFORMANCE IN FY'18



Revenues
$456.1
$393.7
(13.7)%
2017
2018
Gross Profit
$108.2
$93.0
(14.1)%
$108.3
$96.4
(11.0)%
2017
2018
2017
2018
Operating Income (Loss)
$12.4
$(1.9)
2017
2018
$20.6
$15.4
(25.6)%
2017
2018
Gross Margin
23.7%
23.6%
23.7%
24.5%
2017
2018
2017
2018
Operating Margin
2.7%
(0.5)%
4.5%
3.9%
2017
2018
2017
2018
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

2018 Highlights

- Adjusted operating income declined $5 million in FY'18, driven by a $62 million reduction in revenues as a result of lost contribution from the large deepwater project substantially completed in FY'17 as well as lower than projected top-line growth within the cathodic protection and linings businesses. Declines were partly offset by multiple large international coating projects.

- Adjusted gross margins improved 80 basis points from FY'17 due to strong execution on large international coating services projects as well as improved operational performance within North America cathodic protection.

Corrosion Protection's results in FY'18 were underpinned by strong performance on the large Middle East coating projects, which offset top-line weakness within the industrial linings and cathodic protection businesses. Order intake increased sharply in 4Q'18, and both businesses are well positioned for improvement in FY'19.

Results for the segment are expected to decline in FY'19 due to the lack of large project work. However, the sales funnel in the Middle East is robust due to multiple onshore and offshore development projects expected to be awarded over the next several years. This potential, combined with our continued focus on improving productivity and driving technology within the cathodic protection business, is expected to drive long-term growth for the segment.

2019 Outlook

Revenues for Corrosion Protection are expected to decline 15 to 20 percent from FY'18 levels. Excluding the impact of exited or to be exited operations, revenues are projected to decline 3 to 5 percent. Adjusted gross margins are projected to decline 150 to 250 basis points. Both revenue and margin declines are driven by substantial completion on the large Middle East coating services projects in FY'18 at very favorable margins.

- Contract backlog at December 31, 2018, excluding the impact of exited or to be exited businesses, grew 6 percent year over year to $116 million. Backlog at December 31, 2017 included nearly $30 million related to the large Middle East coating projects.

- Management expects to substantially complete the planned divestiture or exit of multiple international businesses by the end of 1H'19, including our cathodic protection installation activities in the Middle East, and industrial linings activities in Mexico, Brazil, Argentina and South Africa.



Corrosion Protection
Contract Backlog
(17.9)%
$155.7
$127.9
$110.0
$116.3
5.7%
12/31/17
12/31/18
in USD millions, except percentage
– Exited or to be exited businesses
– Remaining

ENERGY SERVICES IMPROVED ACROSS ALL KEY METRICS IN FY'18, DRIVEN BY DOUBLE-DIGIT TOP-LINE GROWTH



Revenues
$290.7
$335.7
15.5%
2017
2018
Gross Profit
$35.7
$41.5
16.2%
2017
2018
$35.7
$41.5
16.2%
2017
2018
Operating Income
$6.3
$7.8
24.7%
2017
2018
$6.3
$8.2
31.3%
2017
2018
Gross Margin
12.3%
12.4%
2017
2018
12.3%
12.4%
2017
2018
Operating Margin
2.2%
2.3%
2017
2018
2.2%
2.5%
2017
2018
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

2018 Highlights

- Revenues increased $45 million, or 16 percent, over FY'17 levels, primarily driven by significant increases in maintenance and construction activities.
- Adjusted operating income grew 31 percent from FY'17 to more than $8 million, due to strong top-line growth as well as improvements in adjusted margins, particularly within maintenance activities.
- New orders grew 13 percent in FY'18, led by growth in small-cap construction and base maintenance activities, including the 4Q'18 renewal of maintenance agreements with two large refinery customers at favorable rates.

Energy Services delivered significant growth in revenues and adjusted operating income in FY'18, as a result of exceptional performance and growth within core day-to-day maintenance activities.

Management completed final labor transitions at refineries in December FY'18, wrapping up a two-year process of converting more than 800 employees to trade unions at multiple sites. With these activities complete, management is focused on maintaining our strong market share within the West Coast refinery market, further expanding our specialty service offerings and realizing improved overhead efficiencies in FY'19.

2019 Outlook

Energy Services is expected to grow revenues between 1 and 3 percent in FY'19, with growth rates slowing from the prior two years following the completion of labor transitions at refineries. Adjusted gross margins are projected to increase 50 to 100 basis points on expected improvements in construction activities and a focus on cost reductions.

- Contract backlog at December 31, 2018 grew 5 percent from the prior year, driven by growth in maintenance and construction orders.
- Turnaround activities are projected to decline following strong results in FY'18. However, management remains focused on driving growth in specialty turnaround offerings, which may provide upside throughout FY'19.



Energy Services
Contract Backlog
$207.8
$218.2
5.0%
12/31/17
12/31/18

in USD millions, except percentage

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

RESTRUCTURING UPDATE

In August 2017, Aegion announced a series of strategic actions intended to generate more predictable and sustainable long-term earnings growth, including plans to (i) divest our pipe coating and insulation businesses in Louisiana, The Bayou Companies, LLC and Bayou Wasco Insulation, LLC (collectively "Bayou"); (ii) exit all non-pipe related contract applications for the Tyfo® system in North America; (iii) right-size the cathodic protection services operation in Canada and the CIPP businesses in Australia and Denmark; and (iv) reduce corporate and other operating costs (the "2017 Restructuring").

During 2018, the Company's board of directors approved additional actions with respect to the 2017 Restructuring, which included the decisions to: (i) divest the Australia and Denmark CIPP businesses; (ii) take actions to further optimize operations within North America, including measures to reduce consolidated operating costs; and (iii) divest or otherwise exit multiple additional international businesses, including: (a) our cathodic protection installation activities in the Middle East, including Corrpower International Limited, our cathodic protection materials manufacturing and production joint venture in Saudi Arabia; (b) United Pipeline de Mexico S.A. de C.V., our Tite Liner® joint venture in Mexico; (c) our Tite Liner® businesses in Brazil and Argentina; (d) Aegion South Africa (Pty) Ltd, our Tite Liner® and CIPP joint venture in the Republic of South Africa; and (e) our CIPP contract installation operations in England.

Aegion completed the divestiture of the Bayou business in August 2018 and the Denmark CIPP business in November 2018. Discussions are underway with a prospective buyer for the sale of the Australia CIPP business. If discussions are successful, a transaction is expected to be completed during 1H'19. Planned divestitures or exits of the remaining international businesses noted above are also expected to be substantially complete by the end of 1H'19.

Total pre-tax 2017 Restructuring and related impairment charges since inception were $139.7 million as of December 31, 2018, and consisted of cash charges totaling $25.8 million and non-cash charges totaling $113.9 million. Cash charges included employee severance, retention, extension of benefits, employment assistance programs and other restructuring costs associated with the restructuring efforts described above. Non-cash charges included (i) $86.4 million related to goodwill and long-lived asset impairment charges recorded in 2017 as part of exiting the non-pipe FRP contracting market in North America, and (ii) $27.5 million related to allowances for accounts receivable, write-off of certain other current assets and long-lived assets, inventory write-offs, impairment of definite-lived intangible assets, as well as net losses on the disposal of both domestic and international entities. We reduced headcount by approximately 360 employees as a result of these actions.

We expect to incur additional cash and non-cash charges of $15 million to $19 million during 2019. The identified charges are primarily focused in the international operations of both Infrastructure Solutions and Corrosion Protection. We expect to reduce headcount by an additional 100 employees as a result of these further actions.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding innovative solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 1, 2018, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of estimates which are forward looking and subject to change. We anticipate additional guidance, both at the federal and state level, to be forthcoming in 2019. As such, the impacts of the legislation may differ from our current estimates, interpretations and assumptions, possibly materially, and the amount of the impact on the Company may accordingly be adjusted over the course of 2019.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the fourth quarters and years ended December 31, 2018 and 2017 exclude charges related to the Company's restructuring activities, goodwill and definite-lived intangible asset impairment, acquisition and divestiture-related activities, a change in accounting estimates, credit facility amendment fees and impacts related to the Tax Cuts and Jobs Act.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Fyfe®, Fusible PVC®, Tite Liner®, Tyfo® and Stronger. Safer. Infrastructure.® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates. (AEGN-ER)

CONTACT: Aegion Corporation
David F. Morris, Executive Vice President and Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share information)

	For the Quarters Ended December 31,		For the Years Ended December 31,	
	2018	2017	2018	2017
Revenues	$ 333,998	$ 337,499	$ 1,333,568	$ 1,359,019
Cost of revenues	272,302	273,309	1,066,642	1,074,207
Gross profit	61,696	64,190	266,926	284,812
Operating expenses	58,073	60,361	219,823	226,173
Goodwill impairment	—	—	1,389	45,390
Definite-lived intangible asset impairment	1,299	—	2,169	41,032
Acquisition and divestiture expenses	980	410	7,004	2,923
Restructuring and related charges	2,346	7,375	6,894	12,814
Operating income (loss)	(1,002)	(3,956)	29,647	(43,520)
Other income (expense):				
Interest expense	(4,091)	(3,987)	(17,327)	(16,001)
Interest income	277	28	516	145
Other	168	(608)	(9,881)	(2,201)
Total other expense	(3,646)	(4,567)	(26,692)	(18,057)
Income (loss) before taxes on income	(4,648)	(8,523)	2,955	(61,577)
Taxes (benefit) on income (loss)	(1,872)	3,861	(132)	5,005
Net income (loss)	(2,776)	(12,384)	3,087	(66,582)
Non-controlling interests (income) loss	299	(405)	(159)	(2,819)
Net income (loss) attributable to Aegion Corporation	$ (2,477)	$ (12,789)	$ 2,928	$ (69,401)
Earnings (loss) per share attributable to Aegion Corporation:				
Basic	$ (0.08)	$ (0.39)	$ 0.09	$ (2.09)
Diluted	$ (0.08)	$ (0.39)	$ 0.09	$ (2.09)
Weighted average shares outstanding - Basic	32,210,676	32,520,311	32,345,382	33,150,949
Weighted average shares outstanding - Diluted	32,210,676	32,520,311	32,998,003	33,150,949

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended December 31, 2018

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Change in Accounting Estimate (3)	Credit Facility Fees (4)	Tax Cuts and Jobs Act (5)	As Adjusted (Non-GAAP)
Affected Line Items:							
Cost of revenues	$ 272,302	$ (1,176)	$ —	$ (2,789)	$ —	$ —	$ 268,337
Gross profit	61,696	1,176	—	2,789	—	—	65,661
Operating expenses	58,073	(5,337)	—	—	—	$ —	52,736
Definite-lived intangible asset impairment	1,299	(1,299)	—	—	—	—	—
Acquisition and divestiture expenses	980	—	(980)	—	—	—	—
Restructuring and related charges	2,346	(2,346)	—	—	—	—	—
Operating income (loss)	(1,002)	10,158	980	2,789	—	—	12,925
Other income (expense):							
Interest expense	(4,091)	—	—	—	390	—	(3,701)
Other	168	3,748	(1,681)	—	—	—	2,235
Income (loss) before taxes on income	(4,648)	13,906	(701)	2,789	390	—	11,736
Taxes (benefit) on income	(1,872)	3,628	(96)	632	103	381	2,776
Net income (loss)	(2,776)	10,278	(605)	2,157	287	(381)	8,960
Non-controlling interests (income) loss	299	(261)	—	—	—	—	38
Net income (loss) attributable to Aegion Corporation	(2,477)	10,017	(605)	2,157	287	(381)	8,998
Diluted earnings (loss) per share:							
Net income (loss) attributable to Aegion Corporation	$ (0.08)	$ 0.30	$ (0.02)	$ 0.07	$ 0.01	$ (0.01)	$ 0.27

---

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $1,176 primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $5,337 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax definite-lived intangible asset impairment charges of $1,299 related to the restructured operations in Corrpro Middle East; (iv) pre-tax restructuring and related charges of $2,346 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs; and (v) pre-tax restructuring charges for other expense of $3,748 related to losses on disposal of certain restructured operations and the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) pre-tax expenses of $980 incurred in connection with the Company's divestiture of Bayou, small acquisitions in both Corrosion Protection and Energy Services, the divestiture of the CIPP business in Denmark and the planned divestiture of the CIPP operation in Australia; and (ii) an adjustment of $1,681 to reduce the loss on the divestiture of Bayou.

(3) Includes non-GAAP adjustments related to non-cash charges for estimates of inventory obsolescence in the Company's cathodic protection operations.

(4) Includes non-GAAP charges related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

(5) Includes non-GAAP adjustments related to income tax reversals resulting from the Tax Cuts and Jobs Act.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended December 31, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	Tax Cuts and Jobs Act (4)	As Adjusted (Non-GAAP)
Affected Line Items:						
Operating expenses	$ 60,361	$ (9,725)	$ —	$ —	—	$ 50,636
Acquisition and divestiture expenses	410	—	—	(410)	—	—
Restructuring and related charges	7,375	(7,375)	—	—	—	—
Operating income (loss)	(3,956)	17,100	—	410	—	13,554
Other income (expense):						
Other	(608)	—	—	161	—	(447)
Income (loss) before taxes (benefit)	(8,523)	17,100	—	571	—	9,148
Taxes on income (loss)	3,861	2,012	(1,408)	160	(2,426)	2,199
Net income (loss)	(12,384)	15,088	1,408	411	2,426	6,949
Net income (loss) attributable to Aegion Corporation	(12,789)	15,088	1,408	411	2,426	6,544
Diluted earnings (loss) per share:						
Net income (loss) attributable to Aegion Corporation	$ (0.39)	$ 0.45	$ 0.05	$ 0.01	$ 0.08	$ 0.20

____

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $9,725 primarily related to wind-down and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $7,375 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs.

(2) Includes non-GAAP adjustments related to income tax charges during the quarter for changes in certain valuation allowances.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's divestiture of Bayou.

(4) Includes non-GAAP adjustments related to additional income tax charges incurred as a result of the Tax Cuts and Jobs Act.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Year Ended December 31, 2018

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Change in Accounting Estimate (3)	Credit Facility Fees (4)	Tax Cuts and Jobs Act (5)	As Adjusted (Non-GAAP)
Affected Line Items:							
Cost of revenues	$ 1,066,642	$ (1,881)	$ —	$ (2,789)	$ —	$ —	$ 1,061,972
Gross profit	266,926	1,881	—	2,789	—	—	271,596
Operating expenses	219,823	(13,183)	—	—	—	—	206,640
Goodwill impairment	1,389	(1,389)	—	—	—	—	—
Definite-lived intangible asset impairment	2,169	(2,169)	—	—	—	—	—
Acquisition and divestiture expenses	7,004	—	(7,004)	—	—	—	—
Restructuring and related charges	6,894	(6,894)	—	—	—	—	—
Operating income	29,647	25,516	7,004	2,789	—	—	64,956
Other income (expense):							
Interest expense	(17,327)	—	—	—	2,179	—	(15,148)
Other	(9,881)	3,970	7,048	—	—	—	1,137
Income before taxes on income	2,955	29,486	14,052	2,789	2,179	—	51,461
Taxes (benefit) on income	(132)	5,246	3,633	632	575	1,917	11,871
Net income	3,087	24,240	10,419	2,157	1,604	(1,917)	39,590
Non-controlling interests (income) loss	(159)	(261)	—	—	—	—	(420)
Net income attributable to Aegion Corporation	2,928	23,979	10,419	2,157	1,604	(1,917)	39,170
Diluted earnings per share:							
Net income attributable to Aegion Corporation	$ 0.09	$ 0.72	$ 0.32	$ 0.07	$ 0.05	$ (0.06)	$ 1.19

____

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $1,881 primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $13,183 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax goodwill and definite-lived intangible asset impairment charges of $1,389 and $2,169, respectively, related to the restructured operations in Denmark and Corrpro Middle East; (iv) pre-tax restructuring and related charges of $6,894 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs; and (v) pre-tax restructuring charges for other expense of $3,970 related to losses on disposal of certain restructured operations and the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) pre-tax expenses of $7,004 incurred in connection with the Company's divestiture of Bayou, small acquisitions in both Corrosion Protection and Energy Services, the divestiture of the CIPP business in Denmark and the planned divestiture of the CIPP operation in Australia; and (ii) a $7,048 loss on the divestiture of Bayou.

(3) Includes non-GAAP adjustments related to non-cash charges for estimates of inventory obsolescence in the Company's cathodic protection operations.

(4) Includes non-GAAP charges related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

(5) Includes non-GAAP adjustments related to income tax reversals resulting from the Tax Cuts and Jobs Act.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Year Ended December 31, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	Tax Cuts and Jobs Act (4)	As Adjusted (Non-GAAP)
Affected Line Items:						
Cost of revenues	$ 1,074,207	$ (156)	$ —	$ —	$ —	$ 1,074,051
Gross profit	284,812	156	—	—	—	284,968
Operating expenses	226,173	(11,017)	—	—	—	215,156
Goodwill impairment	45,390	—	(45,390)	—	—	—
Definite-lived intangible asset impairment	41,032	—	(41,032)	—	—	—
Acquisition and divestiture expenses	2,923	—	—	(2,923)	—	—
Restructuring and related charges	12,814	(12,814)	—	—	—	—
Operating income (loss)	(43,520)	23,987	86,422	2,923	—	69,812
Other income (expense):						
Other	(2,201)	—	—	161	—	(2,040)
Income (loss) before taxes (benefit)	(61,577)	23,987	86,422	3,084	—	51,916
Taxes on income (loss)	5,005	3,206	7,806	1,068	(2,426)	14,659
Net income (loss)	(66,582)	20,781	78,616	2,016	2,426	37,257
Net income (loss) attributable to Aegion Corporation	(69,401)	20,781	78,616	2,016	2,426	34,438
Diluted earnings (loss) per share:						
Net income (loss) attributable to Aegion Corporation	$ (2.09)	$ 0.62	$ 2.35	$ 0.06	$ 0.08	$ 1.02

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $11,017 primarily related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $12,814 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's divestiture of Bayou.

(4) Includes non-GAAP adjustments related to additional income tax charges incurred as a result of the Tax Cuts and Jobs Act.

Segment Reporting

Infrastructure Solutions

(in thousands)

	Quarter Ended December 31, 2018			Quarter Ended December 31, 2017		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 153,281	$ —	$ 153,281	$ 160,814	$ —	$ 160,814
Cost of revenues	121,663	(1,143)	120,520	126,794	—	126,794
Gross profit	31,618	1,143	32,761	34,020	—	34,020
Gross profit margin	20.6%		21.4%	21.2 %		21.2%
Operating expenses	25,874	(2,239)	23,635	30,271	(7,577)	22,694
Acquisition and divestiture expenses	279	(279)	—	—	—	—
Restructuring and related charges	1,345	(1,345)	—	5,770	(5,770)	—
Operating income (loss)	4,120	5,006	9,126	(2,021)	13,347	11,326
Operating margin	2.7%		6.0%	(1.3)%		7.0%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals, goodwill and definite-lived intangible asset impairments and other restructuring charges; and (ii) expenses incurred in connection with the divestiture of the CIPP business in Denmark and the planned divestiture of the CIPP business in Australia.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges.

Corrosion Protection

(in thousands)

	Quarter Ended December 31, 2018			Quarter Ended December 31, 2017		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 93,622	$ —	$ 93,622	$ 102,758	$ —	$ 102,758
Cost of revenues	75,178	(2,822)	72,356	81,181	—	81,181
Gross profit	18,444	2,822	21,266	21,577	—	21,577
Gross profit margin	19.7 %		22.7%	21.0 %		21.0%
Operating expenses	23,738	(2,942)	20,796	22,918	(2,148)	20,770
Definite-lived intangible asset impairment	1,299	(1,299)	—	—	—	—
Acquisition and divestiture expenses	691	(691)	—	410	(410)	—
Restructuring and related charges	767	(767)	—	1,605	(1,605)	—
Operating income (loss)	(8,051)	8,521	470	(3,356)	4,163	807
Operating margin	(8.6)%		0.5%	(3.3)%		0.8%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory write-offs and other restructuring charges; (ii) non-cash charges related to estimates for inventory obsolescence; and (iii) expenses incurred in connection with the divestiture of the Bayou business.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the divestiture of the Bayou business.

Energy Services

(in thousands)

	Quarter Ended December 31, 2018			Quarter Ended December 31, 2017		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 87,095	$ —	$ 87,095	$ 73,927	$ —	$ 73,927
Cost of revenues	75,461	—	75,461	65,334	—	65,334
Gross profit	11,634	—	11,634	8,593	—	8,593
Gross profit margin	13.4%		13.4%	11.6%		11.6%
Operating expenses	8,461	(156)	8,305	7,172	—	7,172
Acquisition-related expenses	10	(10)	—	—	—	—
Restructuring and related charges	234	(234)	—	—	—	—
Operating income	2,929	400	3,329	1,421	—	1,421
Operating margin	3.4%		3.8%	1.9%		1.9%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges.

Segment Reporting

Infrastructure Solutions

(in thousands)	Year Ended December 31, 2018			Year Ended December 31, 2017		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 604,121	$ —	$ 604,121	$ 612,154	$ —	$ 612,154
Cost of revenues	471,710	(1,281)	470,429	471,331	(141)	471,190
Gross profit	132,411	1,281	133,692	140,823	141	140,964
Gross profit margin	21.9%		22.1%	23.0 %		23.0%
Operating expenses	100,349	(8,014)	92,335	106,834	(8,769)	98,065
Goodwill impairment	1,389	(1,389)	—	45,390	(45,390)	—
Definite-lived intangible asset impairment	870	(870)	—	41,032	(41,032)	—
Acquisition and divestiture expenses	814	(814)	—	651	(651)	—
Restructuring and related charges	5,306	(5,306)	—	9,160	(9,160)	—
Operating income (loss)	23,683	17,674	41,357	(62,244)	105,143	42,899
Operating margin	3.9%		6.8%	(10.2)%		7.0%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals, goodwill and definite-lived intangible asset impairments and other restructuring charges; and (ii) expenses incurred in connection with the divestiture of the CIPP business in Denmark and the planned divestiture of the CIPP business in Australia.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

Corrosion Protection

(in thousands)	Year Ended December 31, 2018			Year Ended December 31, 2017		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 393,740	$ —	$ 393,740	$ 456,139	$ —	$ 456,139
Cost of revenues	300,772	(3,389)	297,383	347,899	(15)	347,884
Gross profit	92,968	3,389	96,357	108,240	15	108,255
Gross profit margin	23.6 %		24.5%	23.7%		23.7%
Operating expenses	86,017	(5,013)	81,004	89,868	(2,248)	87,620
Definite-lived intangible asset impairment	1,299	(1,299)	—	—	—	—
Acquisition and divestiture expenses	6,165	(6,165)	—	2,272	(2,272)	—
Restructuring and related charges	1,354	(1,354)	—	3,654	(3,654)	—
Operating income (loss)	(1,867)	17,220	15,353	12,446	8,189	20,635
Operating margin	(0.5)%		3.9%	2.7%		4.5%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory write-offs, definite-lived intangible asset impairments and other restructuring charges; (ii) non-cash charges related to estimates for inventory obsolescence; and (iii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the divestiture of the Bayou business.

Energy Services

(in thousands)	Year Ended December 31, 2018			Year Ended December 31, 2017		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 335,707	$ —	$ 335,707	$ 290,726	$ —	$ 290,726
Cost of revenues	294,160	—	294,160	254,977	—	254,977
Gross profit	41,547	—	41,547	35,749	—	35,749
Gross profit margin	12.4%		12.4%	12.3%		12.3%
Operating expenses	33,457	(156)	33,301	29,471	—	29,471
Acquisition-related expenses	25	(25)	—	—	—	—
Restructuring and related charges	234	(234)	—	—	—	—
Operating income	7,831	415	8,246	6,278	—	6,278
Operating margin	2.3%		2.5%	2.2%		2.2%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Plant Performance Services, LLC.

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	December 31, 2018	December 31, 2017
Assets		
Current assets		
Cash and cash equivalents	$ 83,527	$ 105,717
Restricted cash	1,359	1,839
Receivables, net of allowances of $9,695 and $5,775, respectively	204,541	201,570
Retainage	33,572	33,002
Contract assets	62,467	75,371
Inventories	56,437	63,969
Prepaid expenses and other current assets	32,172	35,282
Assets held for sale	7,792	70,314
Total current assets	481,867	587,064
Property, plant & equipment, less accumulated depreciation	107,059	109,040
Other assets		
Goodwill	260,633	260,715
Identified intangible assets, less accumulated amortization	119,696	132,345
Deferred income tax assets	1,561	1,666
Other assets	21,601	16,269
Total other assets	403,491	410,995
Total Assets	$ 992,417	$ 1,107,099
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 64,562	$ 70,611
Accrued expenses	88,020	92,011
Contract liabilities	32,339	51,597
Current maturities of long-term debt	29,469	26,555
Liabilities held for sale	5,260	20,900
Total current liabilities	219,650	261,674
Long-term debt, less current maturities	282,003	318,240
Deferred income tax liabilities	8,361	9,211
Other non-current liabilities	12,216	12,918
Total liabilities	522,230	602,043
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 31,922,409 and 32,462,542, respectively	319	325
Additional paid-in capital	122,818	140,749
Retained earnings	379,890	376,694
Accumulated other comprehensive loss	(40,290)	(23,522)
Total stockholders' equity	462,737	494,246
Non-controlling interests	7,450	10,810
Total equity	470,187	505,056
Total Liabilities and Equity	$ 992,417	$ 1,107,099

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (in thousands)

	For the Year Ended December 31, 2018	2017
Cash flows from operating activities:		
Net income (loss)	$ 3,087	$ (66,582)
Adjustments to reconcile to net cash provided by operating activities:		
Depreciation and amortization	37,855	44,419
(Gain) loss on sale of fixed assets	143	(59)
Equity-based compensation expense	7,838	10,060
Deferred income taxes	(648)	(9,376)
Non-cash restructuring charges	13,814	10,080
Goodwill impairment	1,389	45,390
Definite-lived intangible asset impairment	2,169	41,032
Loss on sale of businesses	7,048	—
Loss on foreign currency transactions	623	2,152
Other	1,278	(1,562)
Changes in operating assets and liabilities (net of acquisitions):		
Receivables net, retainage and contract assets	(6,821)	(29,847)
Inventories	2,306	(1,926)
Prepaid expenses and other assets	614	8,732
Accounts payable and accrued expenses	(7,339)	18,803
Contract liabilities	(24,144)	(5,924)
Other operating	457	(1,798)
Net cash provided by operating activities	39,669	63,594
Cash flows from investing activities:		
Capital expenditures	(30,514)	(30,830)
Proceeds from sale of fixed assets	3,036	707
Patent expenditures	(299)	(379)
Acquisition activity	(9,000)	(9,045)
Sale of Bayou, net of cash disposed	37,942	—
Net cash provided by (used in) investing activities	1,165	(39,547)
Cash flows from financing activities:		
Proceeds from issuance of common stock upon stock option exercises, including tax effects	—	823
Repurchase of common stock	(25,775)	(37,849)
Investments from non-controlling interests	—	158
Distributions to non-controlling interests	—	(71)
Payment of contingent consideration	—	(500)
Credit facility amendment fees	(1,657)	—
Proceeds from (payments on) notes payable, net	234	639
Proceeds from (payments on) line of credit, net	(7,000)	2,000
Principal payments on long-term debt	(26,250)	(21,647)
Net cash used in financing activities	(60,448)	(56,447)
Effect of exchange rate changes on cash	(4,045)	6,553
Net decrease in cash, cash equivalents and restricted cash for the year	(23,659)	(25,847)
Cash, cash equivalents and restricted cash, beginning of year	108,545	134,392
Cash, cash equivalents and restricted cash, end of year	84,886	108,545
Cash, cash equivalents and restricted cash associated with assets held for sale, end of year	—	(989)
Cash, cash equivalents and restricted cash, end of year	$ 84,886	$ 107,556